Goodwill	12 Months Ended
Mar. 31, 2021
Intangible Assets Abstract [Abstract]
Goodwill	GoodwillAs at March 31, 2020, the goodwill balance was $146,598 and increased to $971,939 as at March 31, 2021 due to an increase of $474,350 arising from the ShopKeep acquisition and $339,317 from the Upserve acquisition, and an exchange gain of $11,674.
Impairment analysis
The Company completed its annual impairment test of goodwill as of December 31, 2020 using a fair value less costs of disposal model. There were no indicators of impairment between December 31, 2020, the date on which the Company completed its annual impairment test of goodwill, and March 31, 2021. Tests performed on the Segment demonstrated no impairment of goodwill for the years ended March 31, 2021 and 2020.
The following key assumptions were used to determine recoverable amounts for the impairment test performed during the year ended March 31, 2021:

	Pre-Tax Discount Rate	Terminal Value Multiple	Perpetual Growth Rate

Assumptions	30%	14	35%
Fair value is based on a discounted cash flow model involving several key assumptions that were used in the test for goodwill impairment. Adjusted EBITDA was determined as a valuation basis, measuring a five-year projection based on actual year-end amounts and management’s best estimates. A terminal value was calculated based on revenues, with a weighted average cost of capital reflecting the current market assessment being used. The cost of sale was assumed to be 2.5% of the fair value amount. The enterprise value (carrying amount) was compared with the fair value less cost of sale to test for impairment.